EXHIBIT 10.8


         PURCHASE OF THIS AMENDED AND RESTATED PROMISSORY NOTE INVOLVES SUBSTANTIAL RISK. This Amended and Restated Promissory Note is one of a series of notes issued by the Borrower in the aggregate principal amount of $700,000.

         THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                                      * * *

                      AMENDED AND RESTATED PROMISSORY NOTE

$_______________

                  This Amended and Restated Promissory Note (the "Note") is entered into as of the 2nd day of November, 1998, between Marine Bancshares, Inc., a Florida corporation (formerly known as Coastal Bank Corporation) (the "Borrower") and __________________ (the "Lender").

                  WHEREAS, the Borrower and the Lender have previously executed
(i) a Promissory Note, dated ________, 199_, in the original principal amount of $_____________ (the "Original Note") (ii) a Restated Promissory Note, dated __________, 199_, (the "Restated Note") and (iii) an Amendment to Promissory Note, dated ________, 1998 (the "Amendment", and, together with the Original Note and the Restated Note, the "Old Notes"); and

                  WHEREAS, the Borrower and the Lender desire to amend and restate the terms of the Old Notes and to cause this Note to supersede and replace the Old Notes in their entirety, such that the Old Notes shall be void and of no further force or effect;

                  NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

                  FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender the principal sum of ___________________ Dollars
($______________), together with interest thereon as set forth below.

1.       INTEREST.

         a. The unpaid principal of this Note shall bear interest from the date of the Original Note to March 31, 1998, at an annual fixed rate equal to eight percent (8%).

         b. The unpaid principal of this Note shall bear interest from April 1, 1998 until paid at an annual fixed rate equal to thirteen percent (13%).

         c.       All interest shall be computed on the basis of a 365-day year.

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2.       PAYMENTS; PREPAYMENTS.

         a. The principal of and accrued interest on this Note shall be paid in one payment on December 31, 1998.

         b. Unless otherwise specified herein, payments of principal, interest and other amounts due hereunder are to be made in lawful money of the United States of America to Lender at the address of Lender set forth in Section 11 hereof or at such other place as the Lender shall designate in writing to Borrower.

         c. Borrower may, from time to time and without premium or penalty, prepay this Note in whole or in part with accrued interest on any amount prepaid through the date of such prepayment.

3. FUNDING FEE. On or before December 31, 1998, Borrower shall pay to Lender a funding fee equal to eight percent (8%) of the principal amount of this Note.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

         a. Borrower is a corporation duly and validly organized and existing under the laws of Florida and possesses all licenses and permits necessary to conduct its business as now conducted.

         b. The making, execution, delivery and performance of this Note and compliance with its terms have been duly authorized by all necessary corporate action on the part of Borrower.

         c. This Note is the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and subject to general equity principles.

         d. The making, execution, delivery and performance of this Note and compliance with its terms do not violate any presently existing provision of law applicable to Borrower, the articles or certificate of incorporation or bylaws of Borrower or any agreement to which Borrower is a party or by which it or its assets are bound.

         e. Borrower is not a party to, and so far as is known to Borrower, there is no threat of, any litigation or administrative proceeding which would, if adversely determined, impair the ability of Borrower to perform its obligations under this Note, cause any material adverse change in the assets of Borrower, cause any material impairment of

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                  the right to carry on the business of Borrower or cause any material adverse effect on the financial condition of Borrower.

5. EVENTS OF DEFAULT. "Event of Default" shall mean the occurrence of any one or more of the following:

         a. Borrower shall make a general assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets; or Borrower shall become the subject of an "order for relief" within the meaning of the United States Bankruptcy Code, or shall file a petition in bankruptcy, for reorganization or to effect a plan or other arrangement with creditors; or Borrower shall have a petition or application filed against it in bankruptcy or any similar proceeding, or shall have such a proceeding commenced against it, and such petition, application or proceeding shall remain unstayed or undismissed for a period of thirty (30) days or more, or Borrower shall file an answer to such a petition or application, admitting the material allegations thereof; or Borrower shall apply to a court for the appointment of a receiver or custodian for any of its assets or properties, or shall have a receiver or custodian appointed for any of its assets or properties, with or without consent, and such receiver shall not be discharged or dismissed within thirty
                  (30) days after his appointment; or Borrower shall adopt a plan of complete liquidation of its assets; or

         b. Borrower shall fail to pay when due any installment of the principal of, or interest on, this Note or any fee, expense or other amount due under this Note; or

         c. Borrower shall become insolvent or generally not pay, or be unable to pay, or admit in writing its inability to pay, its debts as they mature; or

         d. there shall be a default in the performance or observance of any of the covenants and agreements contained in this Note; or

         e. any representation or warranty made by Borrower in this Note or in any document or financial statement delivered in connection with the financing evidenced by this Note shall prove to have been false in any material respect as of the time when made or given; or

         f. Borrower shall default in the payment or performance of any of its obligations under any agreement or instrument evidencing borrowed money.

6.       REMEDIES.

         a.       Upon the occurrence of an Event of Default specified in
                  Section 5(a) of this Note, then, without notice, demand or action of any kind by Lender, the entire unpaid principal of and accrued interest on this Note, and any other amount due under this Note, shall be automatically and immediately due and payable.

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         b.       Upon the occurrence of an Event of Default specified in
                  Sections 5(b) through 5(f) of this Note, Lender may, upon written notice and demand to Borrower, declare the entire unpaid principal of and accrued interest on this Note, and any other amount due under this Note, immediately due and payable.

         c. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Note or now or hereafter existing at law or in equity. No failure or delay on the part of Lender in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise of any right preclude other or further exercise thereof or the exercise of any other right or remedy.

7. WAIVER. Borrower and all endorsers hereby severally waive presentment for payment, protest and demand, notice of presentment, notice of protest, and notice of dishonor and nonpayment of this Note.

8. EXPENSES. Borrower hereby agrees to pay all reasonable fees and expenses incurred by Lender or any subsequent holder of this Note, including the reasonable fees and expenses of counsel, in connection with the protection or enforcement of Lender's rights under this Note, including without limitation the protection and enforcement of such rights (before or after judgment) in any bankruptcy, reorganization or insolvency proceeding involving Borrower.

9. ASSIGNABILITY; SUCCESSORS. Borrower's rights and liabilities under this Note are not assignable or delegable, in whole or in part, without the prior written consent of Lender. The provisions of this Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower and its permitted successors and assigns.

10. GOVERNING LAW; JURISDICTION. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida. Borrower hereby consents to personal jurisdiction in any state or federal court located in Florida in connection with any claim, allegation, cause of action or legal proceeding relating in any way to this Note or any document or instrument or security related hereto.

11. NOTICES. All communications or notices required or permitted by this Note shall be in writing and shall be deemed to have been given

         a.       upon delivery, if hand delivered, or

         b. upon deposit in the United States mail, postage prepaid, or with a nationally recognized overnight commercial carrier, airbill prepaid, or

         c. upon transmission if by facsimile, provided that such transmission is promptly confirmed by hand delivery, mail or courier as provided above, and each such

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                  communication or notice shall be addressed as follows, unless and until any party has notified the other in accordance with this Section of a change of address:

                           If to Borrower:           Marine Bancshares, Inc.
                                                     501 Goodlette Road North,
                                                     Suite D-12
                                                     Naples, FL 34102

                                                     Attention: Richard E. Horne

                                                     Fax:  941-434-8828

                           If to Lender:             ___________________________

                                                     ___________________________

                                                     ___________________________

                                                     Attention:_________________

                                                     Fax:_______________________

12. AMENDMENT. No amendment to this Note shall be effective unless in writing and signed by Borrower and Lender.

13. TAXES; FEES. If any transfer or documentary taxes, assessments, charges, stamp fees, or fees of any kind levied by any governmental authority shall be payable by reason of the execution, delivery or recording of this Note or any other document or instrument issued or delivered pursuant to this Note, Borrower shall pay all such taxes, assessments and charges, including interest and penalties, and hereby indemnifies Lender against any liability therefor.

14. SEVERABILITY. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Note in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

15. CANCELLATION OF OLD NOTES; ENTIRE AGREEMENT. Borrower and Lender agree that this Note supersedes and replaces the Old Notes in their entirety, such that the Old Notes shall be void and of no further force or effect. This Note represents the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements or understandings (including, without limitation, the Old Notes), whether written or oral, relating thereto.

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         IN WITNESS WHEREOF, this Note has been duly and validly executed and delivered as of the date written above.

                                            BORROWER:

                                            MARINE BANCSHARES, INC.

Attest:

_______________________________             By:____________________________
                                                 Name:
                                                 Title:

_______________________________



                                            LENDER:



                                            _______________________________
                                            Typed Name:

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